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                                                                      EXHIBIT 25


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM T-1

                            ------------------------

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
               UNDER THE TRUST INDENTURE ACT OF 1939, AS AMENDED,
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                  OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2)


                            FIRST UNION NATIONAL BANK
               (Exact name of Trustee as specified in its charter)


2 FIRST UNION CENTER
CHARLOTTE, NORTH CAROLINA                      28288-0201                     22-1147033
(Address of principal executive office)        (Zip Code)        (I.R.S. Employer Identification No.)
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                                  Greta Wright
                            First Union National Bank
                        2525 West End Avenue, Suite 1200
                           Nashville, Tennessee 37203
                                 (615) 341-3926
            (Name, Address and Telephone Number of Agent for Service)
                           --------------------------
                      HEALTHCARE REALTY TRUST INCORPORATED
               (Exact name of obligor as specified in its charter)

                                    MARYLAND
         (State or other jurisdiction of incorporation or organization)
                                   62-1507028
                        (IRS employer identification no.)

                                 DAVID R. EMERY
                             CHIEF EXECUTIVE OFFICER
                      HEALTHCARE REALTY TRUST INCORPORATED
                         3310 WEST END AVENUE, SUITE 400
                           NASHVILLE, TENNESSEE 37203

 (Name, address, including zip code, and telephone number, including area code, of principal executive offices)

                         ------------------------------
                              8.125% Notes due 2011
                       (Title of the indenture securities)


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1.       General information.

         (a) The following are the names and addresses of each examining or supervising authority to which the Trustee is subject:

         The Comptroller of the Currency, Washington, D.C.
         Federal Reserve Bank of Atlanta, Georgia.
         Federal Deposit Insurance Corporation, Washington, D.C.
         Securities and Exchange Commission, Division of Market Regulation,
           Washington, D.C.

         (b)      The Trustee is authorized to exercise corporate trust powers.


2.       Affiliations with obligor.

                  The obligor is not an affiliate of the Trustee.

3-14. Because the obligor is not in default on any securities issued under indentures under which the applicant is trustee, Items 3 through 14 are not required herein.

15.      Foreign trustee.

                  Not applicable. Trustee is a national banking association organized under the laws of the United States.

16.      List of Exhibits.

         (1)      Articles of Association of the Trustee as now in effect.
                  (Attached as an exhibit to the Form T-1 filed in connection with Registration Statement No. 333-47985, which is incorporated herein by reference)

         (2)      Certificate of Authority of the Trustee to commence business.
                  (Attached as an exhibit to the Form T-1 filed in connection with Registration Statement No. 333-59145, which is incorporated herein by reference)

         (3) Authorization of the Trustee to exercise corporate trust powers. (Attached as an exhibit to the Form T-1 filed in connection with Registration Statement No. 333-78927, which is incorporated herein by reference)

         (4) By-Laws of the Trustee, as amended, to date. (Attached as an exhibit to the Form T-1 filed in connection with Registration
                  Statement No. 333-60170, which is incorporated herein by reference)

         (5)      Not applicable.



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         (6)      Consent by the Trustee required by Section 321(b) of the Trust
                  Indenture Act of 1939. (Included on Page 5 of this Form T-1
                  Statement)

         (7) Most recent report of condition of the Trustee. (Attached as an exhibit to the Form T-1 filed in connection with Registration Statement No. 333-60170, which is incorporated herein by reference)

         (8)      Not applicable.

         (9)      Not applicable.





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                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, FIRST UNION NATIONAL BANK, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Nashville, and State of Tennessee on the 14th day of May, 2001.


                                             FIRST UNION NATIONAL BANK
                                             (Trustee)


                                             BY:   s/ Greta Wright
                                                 ----------------------------
                                                 Greta Wright, Vice President








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                               CONSENT OF TRUSTEE

             Under section 321(b) of the Trust Indenture Act of 1939 and in connection with the proposed issuance of Notes of HEALTHCARE REALTY TRUST
INCORPORATED, First Union National Bank, as the Trustee herein named, hereby consents that reports of examinations of said Trustee by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon requests therefor.


                                         FIRST UNION NATIONAL BANK


                                         BY:   s/ Greta Wright
                                             ----------------------------
                                             Greta Wright, Vice President


Nashville, Tennessee
May 14, 2001





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